Principal Funds, Inc.
Supplement dated September 19, 2022
to the Statement of Additional Information dated December 31, 2021
(as previously supplemented)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD
In the Committee and Independent Board Members table, under Nominating and Governance Committee – Primary Purpose and Responsibilities, replace the 7th sentence in the first paragraph with the following:
Such recommendations must include all information specified in the Committee’s charter and must conform with the procedures set forth in Appendix A thereto, which can be found at https://secure02.principal.com/publicvsupply/GetFile?fm=MM13013&ty=VOP&EXT=.VOP.

INVESTMENT ADVISORY AND OTHER SERVICES
In the table under Contractual Limits on Other Expenses, add the following row alphabetically to the table:

Contractual Limits on Other Expenses
Fund	Class R-6	Expiration
Edge MidCap	0.02%	12/30/2023